THE NEW YORK STATE OPPORTUNITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2001
                            Revised December 3, 2001

                              New York Equity Fund


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The New York State Opportunity Funds dated August 1, 2001. A copy of the Fund's Prospectus can be obtained by writing the Fund at 4605 E. Genesee Street, DeWitt, New York 13214, or by calling the Fund toll-free 888-899-8344.













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

                       STATEMENT OF ADDITIONAL INFORMATION

                      The New York State Opportunity Funds
                             4605 E. Genesee Street
                             DeWitt, New York 13214

                                TABLE OF CONTENTS
                                -----------------
                                                                       PAGE
                                                                       ----

THE TRUST .................................................................    3
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS .............................    4
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS ...................   10
INVESTMENT LIMITATIONS ....................................................   12
TRUSTEES AND OFFICERS .....................................................   13
THE INVESTMENT ADVISOR ....................................................   15
THE UNDERWRITER ...........................................................   16
DISTRIBUTION PLAN .........................................................   17
SECURITIES TRANSACTIONS ...................................................   18
PORTFOLIO TURNOVER ........................................................   20
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE ......................   20
OTHER PURCHASE INFORMATION ................................................   21
TAXES .....................................................................   22
REDEMPTION IN KIND ........................................................   23
HISTORICAL PERFORMANCE INFORMATION ........................................   23
PRINCIPAL SECURITY HOLDERS ................................................   26
CUSTODIAN .................................................................   26
AUDITORS ..................................................................   26
TRANSFER AGENT ............................................................   26
ANNUAL REPORT .............................................................   27





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

THE TRUST
---------

     The New York State Opportunity Funds (the "Trust"), an open-ended, non-diversified management investment company, was organized as a Massachusetts business trust on November 20, 1996. The Trust currently offers one series of shares to investors, the New York Equity Fund (the "Fund").

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional voted for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 (the "1940 Act") have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.


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

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     The Fund's investment objective may not be altered without the prior approval of a majority (as defined by the 1940 Act) of the Fund's shares. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below:

     WRITING COVERED CALL OPTIONS. When the Advisor believes that individual portfolio securities are approaching the Advisor's growth and price expectations, covered call options (calls) may be written (sold) against such securities in a disciplined approach to selling portfolio securities.

     If the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.

     The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of the Fund's net assets. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

     Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes. When short term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.

     The Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions it pays. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.

     PURCHASING PUT OPTIONS. The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. An example of such use of put options is provided below.

     The Fund may purchase a put option on an underlying security (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Advisor deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     The Fund may also purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     The Fund will commit no more than 5% of its net assets to premiums when purchasing put options. The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; there may exist imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the options activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the options strategies described above depends, among other things, on the

Advisor's ability to predict the direction and volatility of price movements in the options and securities markets and the Advisor's ability to select the proper time, type and duration of the options.

     The use of options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore, the number of options the Fund may write or purchase may be affected by options written or held by other entities, including other clients of the Advisor. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

     FOREIGN SECURITIES. The Fund may invest in foreign securities if the Advisor believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

     The Fund may invest in foreign issuers directly or through the purchase of American Depository Receipts (ADRs). ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

     Although the Fund is not limited in the amount of foreign securities it may acquire, it is presently expected that the Fund will not invest more than 10% of its assets (as measured at the time of purchase) in direct investments in foreign securities traded on foreign securities exchanges.

     WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

     Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

     REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market


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

interest rate effective for the period of time during which the repurchase agreement is in effect.

     The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

     FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

     UNSEASONED ISSUERS. The Fund may invest a portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. The Fund does not currently intend to invest more than 5% of its net assets in the securities of unseasoned issuers.

     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

     BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     The various ratings used by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality of guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not recommendation to purchase, sell or hold a security because it does not take into account market value or suitably for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other resources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT LIMITATIONS
----------------------

     The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         Under these fundamental limitations, the Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(5) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(6) Write, purchase or sell commodities, commodities contracts, futures contracts or related options (except that the Fund may write covered call options as described in the Prospectus);

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry, except that this restriction does not apply to investments in securities of the United States Government, its agencies or instrumentalities;

(8) Invest for the purpose of exercising control or management of another issuer; or

(9) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things.

     Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

     While the Fund has reserved the right to make short sales "against the box" (limitation number 4, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


Name                                    Age          Position Held
----                                    ---          -------------
*Gregg A. Kidd                          38           President and Trustee
+Joseph Masella                         51           Trustee
+Joseph E. Stanton                      74           Trustee
+Mark E. Wadach                         50           Trustee
Robert G. Dorsey                        44           Vice President
John F. Splain                          45           Secretary
Mark J. Seger                           39           Treasurer

* Mr. Kidd, as an affiliated person of the Advisor and the Underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

+ Member of the Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     GREGG A. KIDD, 4605 E. Genesee Street, DeWitt, New York, is President of Pinnacle Advisors LLC, the Trust's investment advisor. He is also the President of Pinnacle Investments, Inc., the Trust's principal underwriter.

     JOSEPH MASELLA, One Unity Plaza at Franklin Square, Syracuse, New York, is Executive Vice President and a Director of Unity Mutual Life Insurance Company.

     JOSEPH E. STANTON, 206 Lafayette Lane, Fayetteville, New York, is the former owner of Stanton's (a grocery store).

     MARK E. WADACH, 110 Treeland Circle, Syracuse, New York, is a Sales Representative for Morabito Gas & Electric Company. Prior to October 2000, he was a Mortgage Consultant for Syracuse Securities (a real estate financing firm).

     ROBERT G. DORSEY, 135 Merchant Street, Cincinnati, Ohio, is a Managing Director of Ultimus Fund Solutions, LLC (a registered transfer agent) and Ultimus Fund Distributors, LLC (a registered broker-dealer). Prior to March
1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

     JOHN F. SPLAIN, 135 Merchant Street, Cincinnati, Ohio, is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

     MARK J. SEGER, 135 Merchant Street, Cincinnati, Ohio, is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

     No director, officer or employee of the Advisor or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust an annual retainer of $1,000, plus a fee of $500 for attendance at each Board meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2001 to Trustees who are not "interested persons" of the Trust.

                                                                                                       Total
                                 Aggregate            Pension or           Estimated Annual        Compensation
                               Compensation           Retirement            Benefits Upon         From Trust and
  Trustee                     From the Trust       Benefits Accrued          Retirement            Fund Complex
  -------                     --------------       ----------------          ----------            ------------

  Joseph Masella                  $3,000                 None                    None                 $3,000
  Joseph E. Stanton               $3,000                 None                    None                 $3,000
  Mark E. Wadach                  $3,000                 None                    None                 $3,000


THE INVESTMENT ADVISOR
----------------------

     Pinnacle Advisors LLC (the "Advisor"), 4605 E. Genesee Street, DeWitt, New York 13214, is the Fund's investment manager. Gregg A. Kidd, as the President and controlling shareholder of the Advisor, may directly or indirectly receive benefits from the advisory fees paid to the Advisor. Mr. Kidd is also the controlling shareholder of the Underwriter and President and a Trustee of the Trust.

     Under the terms of the advisory agreement between the Trust and the Advisor, the Advisor manages the Fund's investments. The Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1% of its average daily net assets up to $100 million, .95% of such assets from $100 million to $200 million and .85% of such assets in excess of $200 million. During the fiscal years ended March 31, 2001 and 2000, the Fund accrued advisory fees of $121,035 and $76,290, respectively; however, in order to reduce the operating expenses of the Fund, the Advisor voluntarily waived $50,512 and $57,638, respectively, of such fees. During the fiscal year ended March 31, 1999, the Fund accrued advisory fees of $34,538; however, in order to reduce the operating expenses of the Fund, the Advisor voluntarily waived its entire advisory fee for such year and reimbursed the Fund for $52,586 of its other operating expenses.

     The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Advisor are paid by the Advisor.

     By its terms, the Fund's advisory agreement will remain in force until April 4, 2002 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Fund's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Advisor. The advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE UNDERWRITER
---------------

     Pinnacle Investments, Inc. (the "Underwriter"), 4605 E. Genesee Street, DeWitt, New York 13214, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

     The Underwriter currently allows concessions to dealers who sell shares of the Fund. The Underwriter receives that portion of the initial sales charge which is not reallowed to the dealers who sell shares of the Fund. The Underwriter retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record. For the fiscal years ended March 31, 2001, 2000 and 1999, the aggregate commissions collected on sales of the Fund's shares were $226,264, $54,526 and $94,836, respectively, of which the Underwriter paid $177,853, $6,877 and $23,776, respectively, to unaffiliated broker-dealers in the selling network and retained $48,411, $47,649 and $71,060, respectively, from underwriting and broker commissions.

     The Fund may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

     By its terms, the Trust's underwriting agreement will remain in force until April 4, 2002 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's underwriting agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Underwriter. The underwriting agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

DISTRIBUTION PLAN
-----------------

     As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund. During the fiscal year ended March 31, 2001, the Fund incurred $14,700 in distribution expenses, which was paid to the Advisor to reimburse it for payments to broker-dealers and others for the retention of assets.

     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in the Advisor and the Underwriter, Gregg A. Kidd may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Advisor and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Advisor seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended March 31, 2001, 2000 and 1999, the Fund paid brokerage commissions of $238,878, $85,817 and $35,717, respectively. The increase in the amount of brokerage commissions paid by the Fund is the result of increased portfolio turnover.

     Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer.

     The Advisor is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Advisor exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Advisor, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with the Fund.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Advisor or the Underwriter.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust or the Advisor may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Underwriter nor affiliates of the Trust or the Advisor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers. During the fiscal years ended march 31, 2001, 2000 and 1999, the Fund paid brokerage commissions to the Underwriter of $234,942, $85,817 and $35,717, respectively. With respect to the fiscal year ended March 31, 2001, the Underwriter received 98.4% of the Fund's aggregate brokerage commissions for effecting 98.9% of the aggregate dollar amount of transactions involving brokerage commissions.

     CODE OF ETHICS. The Trust, the Advisor and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code significantly restricts the personal investing activities of all employees of the Advisor and the Underwriter and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Advisor. No employee may purchase or sell any security which, at that time, is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Advisor within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Advisor believes that portfolio changes are appropriate. For the fiscal years ended March 31, 2001, 2000 and 1999, the Fund's portfolio turnover rate was 224%, 154% and 96%, respectively. The increase in portfolio turnover rate during each of the past two fiscal years was due to more active trading of the Fund's portfolio securities in response to significant volatility in the stock market.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales charge) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities for which quotations are not readily available and other assets are valued at their fair value as determined pursuant to procedures adopted in good faith by the Board of

Trustees of the Trust. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Fund and explains any applicable sales charges. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined above) of shares of the Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Fund shares with the amount of his current purchases in order to take advantage of the reduced sales charges set forth in the tables in the Prospectus. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales charge. The reduced sales charge will be granted upon confirmation of the purchaser's holdings by the Fund.

     LETTER OF INTENT. The reduced sales charges set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined below) of shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales charge. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales charge applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales charge will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period.

No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. For purposes of determining the applicable sales charge and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales charges.

     The Trust does not impose a sales charge or imposes a reduced initial sales charge in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Initial Sales Charge" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $883,673, which expire on March 31, 2009. In addition, the Fund had net realized capital losses of $276,954 during the period from November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (currently 30.5%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          P (1 + T)n = ERV
Where:

P    = a hypothetical  initial payment of $1,000
T    = average annual total return
n    = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales charge from the initial $1,000 payment. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund for the periods ended March 31, 2001 are as follows:

                  1 year                               -39.41%
                  Since inception (May 12, 1997)        -0.18%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales charge which, if included, would reduce total return. The cumulative return of the Fund (computed without the applicable sales charge) for the period since inception (May 12, 1997) to March 31, 2001 is 25.38%. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales charge or over periods other than those specified for average annual total return. For example, The Fund's average annual compounded rates of return (computed without the applicable sales charge) for the one year period ended March 31, 2001, for the three year period ended March 31, 2001 and for the period since inception (May 12, 1997) to March 31, 2001 are -36.38%, -0.11% and 5.99%, respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of July 2, 2001, the Marital Trust #3 for the benefit of Bradley/ Brian/ Craig and Greg Cuvelier, P.O. Box 266, Sodus, New York 14551, owned of record 21.3% of the outstanding shares of the Fund.

     As of July 2, 2001, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

CUSTODIAN
---------

     The Bank of New York, 90 Washington Street, New York, New York 10286, has been retained to act as Custodian for the Fund's investments. The Bank of New York acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of PricewaterhouseCoopers LLP ("PWC") has been selected as independent auditors for the Trust for the fiscal year ending March 31, 2002. PWC, 1177 Avenue of the Americas, New York, New York 10036, performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee received is $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

     Ultimus is discounting the above-referenced fees until such time as net assets of the Fund reach $20 million, but in no case later than August 24, 2002.

     Prior to August 24, 2000, Integrated Fund Services, Inc. ("Integrated") served as the Fund's transfer agent, administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company.

     For the fiscal year ended March 31, 2001, the Fund paid transfer agency fees, accounting services fees and administrative services fees of $12,402, $22,250 and $16,518, respectively. For the fiscal year ended March 31, 2000, Integrated received from the Fund transfer agency fees, accounting services and administrative services fees of $12,000, $24,000 and $12,468, respectively. For the fiscal year ended March 31, 1999, Integrated received from the Fund transfer agency fees, accounting services fees and administrative services fees of $12,000, $24,000 and $12,000, respectively.

ANNUAL REPORT
-------------

     The Fund's financial statements as of March 31, 2001, which have been audited by PricewaterhouseCoopers LLP, are attached to this Statement of Additional Information.

                        NEW YORK STATE OPPORTUNITY FUNDS

                                  ANNUAL REPORT

                                 MARCH 31, 2001

                              NEW YORK EQUITY FUND

                                     [LOGO]

Dear Shareholders:

I hope you withstood the severe downturn in the markets this past year. I could spend a lot of time rehashing all the events and who or what caused them, but you probably have heard enough from talking heads in the media and from Wall Street Firms. I can only add that I, like most people, was not smart enough to get out of the way of the runaway bear. The stock market reminded us all that there is another way besides up, in any given period of time.

To investors in the New York Equity Fund from its inception, you've averaged 5.99% even after having lived through the NASDAQ market falling by almost 70%. That is a testament to the importance of being a long-term investor in the stock market. I feel confident that in a few years these dramatic events will have had almost no meaningful effect on investors that stayed the course and hung on to the tried and true premise of being long-term investors. In 1987, excesses were squeezed from the markets and the baby was thrown out with the bath water. Savvy investors either held steady or scooped up great companies at prices the markets only present once or maybe twice a decade.

In 2000 the New York Equity Fund was up while virtually all indexes posted losses. Having felt that the NASDAQ was in an attractive area, I prematurely raised the Funds exposure to technology, which as it turned out, was not great timing. The continued sell off in technology as we entered 2001 meant we saw a larger drop in share value than the Fund's benchmark index, the S & P 500, which was off by 11.86% for the year ending March 31, 2001. Our decline of over 34% means we under performed by over 22%. Certainly this represents our worst year since our inception, but what to do now?

I hope since you are reading this you are one of the smart investors who is staying the course. There is so much going in favor of the markets as we look forward, such as a Federal Reserve, that is now on our side, as they aggressively cut rates to compensate for over-tightening last year. Companies are acting quickly to cut costs to adapt to the recent slowdown. A few are starting to announce stock buyback programs, which is always a good sign. Most importantly, remember that the United States is the leader of the global economy. Our best companies are the envy of the world and will continue to innovate and create opportunities in the future that most people can't even imagine. As someone trying to save for retirement or a college education, you want to own the leaders in our markets. So as we pick ourselves up from what felt like a good whooping, lets dust ourselves off and refocus on the big picture. Try not to listen to market forecasts for the next day, week, month or as some ex-investors use to do, the next minute.

I'm staying the course and am confident if you join me, you'll be happy you did too.

Sincerely,

/s/ Gregg A. Kidd

Gregg A. Kidd
Portfolio Manager

   New York State Opportunity Funds o 4605 E. Genesee St., Syracuse, NY 13214
    (315) 251-1101 o (800) 982-0421 o Fax: (315) 251-1110 o www.NYSFunds.com

                              NEW YORK EQUITY FUND

        Comparison of the Change in Value of a $10,000 Investment in the New York Equity Fund and the Standard & Poor's 500 Index

                               [GRAPHIC OMITTED]

                       ----------------------------------
                                                  3/31/01
                                                  -------
                       New York Equity Fund       $11,941
                       S&P 500 Index              $14,687
                       ----------------------------------

                       ----------------------------------
                              NEW YORK EQUITY FUND
                        AVERAGE ANNUAL TOTAL RETURNS(a)
                       (for periods ended March 31, 2001)
                       ----------------------------------

                        1 Year           Since Inception*
                        ------           ----------------
                       -39.41%                 4.67%
                       ----------------------------------

            Past performance is not predictive of future performance.

*    Initial public offering of shares was May 12, 1997.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              NEW YORK EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 2001


ASSETS
     Investment securities, at value (Cost $9,544,475)             $  8,229,154
     Dividends receivable                                                 2,080
     Receivable for investment securities sold                          529,974
     Receivable for capital shares sold                                   9,414
     Organization expenses, net                                          11,210
     Other assets                                                        15,170
                                                                   ------------
            TOTAL ASSETS                                              8,797,002
                                                                   ------------

LIABILITIES
     Payable for investment securities purchased                        236,200
     Payable to affiliates (Note 3)                                       4,200
     Other accrued expenses                                               9,017
                                                                   ------------
            TOTAL LIABILITIES                                           249,417
                                                                   ------------

NET ASSETS                                                         $  8,547,585
                                                                   ============

NET ASSETS CONSIST OF:
     Paid-in capital                                               $ 11,472,540
     Accumulated net realized losses from security transactions      (1,609,634)
     Net unrealized depreciation on investments                      (1,315,321)
                                                                   ------------
NET ASSETS                                                         $  8,547,585
                                                                   ============

Shares of beneficial interest outstanding (unlimited number
     of shares authorized, no par value)                                753,127
                                                                   ============

Net asset value and redemption price per share                     $      11.35
                                                                   ============

Maximum offering price per share ($11.35/95.25%)                   $      11.92
                                                                   ============

                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                             STATEMENT OF OPERATIONS

                        For the Year Ended March 31, 2001


INVESTMENT INCOME
     Dividends                                                     $    141,168
                                                                   ------------

EXPENSES
     Investment advisory fees (Note 3)                                  121,035
     Professional fees                                                   37,699
     Accounting services fees (Note 3)                                   22,250
     Custodian fees                                                      18,553
     Administrative services fees (Note 3)                               16,518
     Insurance expense                                                   14,706
     Distribution fees (Note 3)                                          14,700
     Transfer agent and shareholder services fees (Note 3)               12,402
     Amortization of organization expenses                                9,964
     Registration fees                                                    9,783
     Trustees' fees and expenses                                          9,000
     Printing of shareholder reports                                      7,962
     Other expenses                                                       7,589
                                                                   ------------
           TOTAL EXPENSES                                               302,161
     Fees waived by the Advisor (Note 3)                                (50,512)
                                                                   ------------
           NET EXPENSES                                                 251,649
                                                                   ------------

NET INVESTMENT LOSS                                                    (110,481)
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
     Net realized losses from security transactions                  (1,573,253)
     Net change in unrealized appreciation/
           depreciation on investments                               (3,746,911)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (5,320,164)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (5,430,645)
                                                                   ============

                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED       YEAR ENDED
                                                                 MARCH 31, 2001   MARCH 31, 2000
------------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment loss                                       $   (110,481)    $    (87,788)
        Net realized gains (losses) from security transactions      (1,573,253)       1,082,317
        Net change in unrealized appreciation/
                depreciation on investments                         (3,746,911)       1,655,514
                                                                  ------------     ------------
Net increase (decrease) in net assets from operations               (5,430,645)       2,650,043
                                                                  ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
        Net realized gains from security transactions                 (916,512)        (142,527)
                                                                  ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold                                    5,510,195        1,498,021
        Net asset value of shares issued in reinvestment
                of distributions to shareholders                       815,638           85,441
        Payments for shares redeemed                                (1,490,781)        (327,992)
                                                                  ------------     ------------
Net increase in net assets from capital share transactions           4,835,052        1,255,470
                                                                  ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             (1,512,105)       3,762,986

NET ASSETS
        Beginning of year                                           10,059,690        6,296,704
                                                                  ------------     ------------
        End of year                                               $  8,547,585     $ 10,059,690
                                                                  ============     ============

CAPITAL SHARE ACTIVITY
        Shares sold                                                    286,382           92,509
        Shares issued in reinvestment of
                distributions to shareholders                           50,914            5,041
        Shares redeemed                                               (106,155)         (20,574)
                                                                  ------------     ------------
        Net increase in shares outstanding                             231,141           76,976
        Shares outstanding, beginning of year                          521,986          445,010
                                                                  ------------     ------------
        Shares outstanding, end of year                                753,127          521,986
                                                                  ============     ============

                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                                       Selected per Share Data and Ratios for a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                        MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                          2001              2000              1999             1998(a)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                $      19.27      $      14.15      $      12.58      $      10.00
                                                      ------------      ------------      ------------      ------------

Income from investment operations:
       Net investment loss                                   (0.15)            (0.17)            (0.05)            (0.01)
       Net realized and unrealized gains (losses)
          on investments                                     (6.49)             5.58              1.69              2.59
                                                      ------------      ------------      ------------      ------------
Total from investment operations                             (6.64)             5.41              1.64              2.58
                                                      ------------      ------------      ------------      ------------

Distributions from net realized gains                        (1.28)            (0.29)            (0.07)               --
                                                      ------------      ------------      ------------      ------------

Net asset value at end of period                      $      11.35      $      19.27      $      14.15      $      12.58
                                                      ============      ============      ============      ============

TOTAL RETURN (b)                                           -36.38%            38.55%            13.07%            25.80%
                                                      ============      ============      ============      ============

Net assets at end of period                           $  8,547,585      $ 10,059,690      $  6,296,704      $  1,581,185
                                                      ============      ============      ============      ============

Ratio of net expenses to average net assets (c)              2.08%             1.98%             1.97%             1.93%(d)

Ratio of net investment loss to average net assets          -0.91%            -1.15%            -0.60%            -0.20%(d)

Portfolio turnover rate                                       224%              154%               96%               25%

(a) Represents the period from the initial public offering of shares (May 12, 1997) through March 31, 1998.

(b)  Total returns shown exclude the effect of applicable sales loads.

(c) Ratios of expense to average net assets, assuming no waiver of fees and/or reimbursement of expenses by the Advisor, would have been 2.49%, 2.74%, 4.49% and 13.85% (d) for the periods ended March 31, 2001, 2000, 1999 and 1998, respectively (Note 3).

(d)  Annualized.

                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 2001

--------------------------------------------------------------------------------
  SHARES      COMMON STOCKS - 96.0%                                 MARKET VALUE
--------------------------------------------------------------------------------

              CAPITAL GOODS - 11.9%
    12,000    General Electric Co.                                  $    502,320
    10,200    JDS Uniphase Corp. (a)                                     188,062
    75,000    Mechanical Technology, Inc. (a)                            328,125
                                                                    ------------
                                                                       1,018,507
                                                                    ------------

              COMMUNICATION SERVICES  - 8.0%
    30,000    Anaren Microwave, Inc. (a)                                 376,875
    22,500    Global Crossing Ltd. (a)                                   303,525
                                                                    ------------
                                                                         680,400
                                                                    ------------

              CONSUMER CYCLICALS - 7.4%
    17,000    Paychex, Inc.                                              630,063
                                                                    ------------

              CONSUMER STAPLES - 7.0%
    15,000    AOL Time Warner, Inc. (a)                                  602,250
                                                                    ------------

              FINANCIAL - 35.7%
    10,000    American Express Co.                                       413,000
     8,500    Bank of New York Co., Inc.                                 418,540
     7,000    Bear Stearns Cos., Inc.                                    320,180
     9,000    Citigroup, Inc.                                            404,820
     9,000    J.P. Morgan Chase & Co.                                    404,100
     6,000    Lehman Brothers Holdings, Inc.                             376,200
     5,500    M&T Bank Corp.                                             384,450
     6,000    Merrill Lynch & Co.                                        332,400
                                                                    ------------
                                                                       3,053,690
                                                                    ------------

              HEALTHCARE - 5.2%
     6,000    Albany Molecular Research, Inc. (a)                        210,000
     5,000    Humane Genome Sciences, Inc. (a)                           230,000
                                                                    ------------
                                                                         440,000
                                                                    ------------

              TECHNOLOGY - 20.8%
   150,000    AppliedTheory Corp. (a)                                    169,500
    10,000    Computer Associates International, Inc.                    272,000
    25,000    Corning, Inc.                                              517,250
     4,000    EMC Corp. (a)                                              117,600
     5,000    International Business Machines Corp.                      480,900
    15,000    Oracle Corp. (a)                                           224,700
                                                                    ------------
                                                                       1,781,950
                                                                    ------------

              TOTAL COMMON STOCKS (COST $9,522,181)                 $  8,206,860
                                                                    ------------

                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                                 March 31, 2001

--------------------------------------------------------------------------------
  SHARES      SHORT TERM MONEY MARKET SECURITIES - 0.3%             MARKET VALUE
--------------------------------------------------------------------------------

    22,294    Milestone Treasury Obligation Portfolio -
              Investor Shares (Cost $22,294)                        $     22,294
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE - 96.3%
              (COST $9,544,475)                                     $  8,229,154

              OTHER ASSETS IN EXCESS OF LIABILITIES - 3.7%               318,431
                                                                    ------------

              NET ASSETS - 100.0%                                   $  8,547,585
                                                                    ============

(a)  Non-income producing security.

                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001


1.   SIGNIFICANT ACCOUNTING POLICIES

     The New York Equity Fund (the "Fund") is a non-diversified series of The New York State Opportunity Funds (the "Trust"). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), was organized as a Massachusetts business trust on November 20, 1996. The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the "Advisor") purchased the initial shares of the Fund at $10 per share. The Fund began the public offering of shares on May 12, 1997.

     The Fund seeks to provide long-term capital growth by investing primarily in the common stocks and other equity securities of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

     The following is a summary of the Fund's significant accounting policies:

     SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS -- Interest income is accrued as earned. Dividend income and distributions to Fund shareholders are recorded on the ex-dividend date.

     ORGANIZATION EXPENSES -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis.

     ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2001


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The following information is based upon the federal income tax cost of portfolio investments of $9,796,925 as of March 31, 2001:

          Gross unrealized appreciation                   $ 1,120,846
          Gross unrealized depreciation                    (2,688,617)
                                                          -----------
          Net unrealized depreciation                     $(1,567,771)
                                                          ===========

     The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

     As of March 31, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $883,673 which expire on March 31, 2009. In addition, the Fund had net realized capital losses of $276,954 during the period from November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     For the year ended March 31, 2001, the Fund reclassified net investment losses of $110,481 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2001


2.   INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $30,268,845 and $26,598,010, respectively, for the year ended March 31, 2001.

3.   TRANSACTIONS WITH AFFILIATES

     ADVISORY AGREEMENT
     Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million. The Advisor voluntarily waived $50,512 of its investment advisory fees for the year ended March 31, 2001.

     Certain trustees and officers of the Trust are also officers of the Advisor.

     ADMINISTRATION AGREEMENTS
     Under the terms of an Administration Agreement in effect since August 24, 2000, Ultimus Fund Solutions, LLC (the "Administrator") supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, the Administrator receives a monthly fee at an annual rate of .15% of average daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; .100% of such assets from $100 million to $250 million; .075% of such assets from $250 to $500 million; and .050% of such assets in excess of $500 million, subject to a monthly minimum of $2,000. The foregoing fee will be discounted by 30% during the first year of the agreement and 25% during the second year of the agreement or until such time as net assets of the Fund reach $20 million, but in no case later then 2 years from the date of the agreement. Accordingly, during the year ended March 31, 2001, the Administrator was paid $10,213 for administrative services.

     Certain officers of the Trust are also officers of the Administrator.

     TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
     Under the terms of a Transfer Agency and Shareholder Services Agreement between the Trust and the Administrator in effect since August 24, 2000, the Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2001


3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

     For these services, the Administrator receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. The foregoing fee will be discounted by 30% during the first year of the agreement and 25% during the second year of the agreement or until such time as net assets of the Fund reach $20 million, but in no case later than 2 years from the date of the agreement.

     Accordingly, during the year ended March 31, 2001, the Administrator was paid $7,660 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

     ACCOUNTING SERVICES AGREEMENT
     Under the terms of a Accounting Services Agreement between the Trust and the Administrator in effect since August 24, 2000, the Administrator calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Administrator receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets from $25 to $500 million and 0.005% of such assets in excess of $500 million. The foregoing fees will be discounted by 30% during the first year of the agreement and 25% during the second year of the agreement or until such times as net assets of the Fund reach $20 million, but in no case later than 2 years from the date of the agreement. Accordingly, during the year ended March 31, 2001, the Administrator was paid $12,766 for accounting services. In addition, the Fund pays certain out-of-pocket expenses incurred by the Administrator in obtaining valuations of the Fund's portfolio securities.

     UNDERWRITING AGREEMENT
     The principal underwriter of the Fund's shares is Pinnacle Investments, Inc. (the "Underwriter"), an affiliate of the Advisor. During the year ended March 31, 2001, the Underwriter received underwriter commissions of $37,249 and broker commissions of $11,162 in connection with the sale of Fund shares.

     PORTFOLIO TRANSACTIONS
     A significant portion of the Fund's portfolio transactions are executed through the Underwriter. For the year ended March 31, 2001, brokerage commissions of $234,655 were paid by the Fund to the Underwriter.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2001


3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

     DISTRIBUTION PLAN
     The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Advisor for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets. For year ended March 31, 2001, the Fund incurred $14,700 in distribution-related expenses under the Plan.

     PRIOR SERVICE AGREEMENTS
     Prior to August 24, 2000, administrative services, fund accounting services and transfer agent services were provided to the Fund by Integrated Fund Services, Inc. ("IFS"). Pursuant to the terms of an Administration Agreement with the Trust, IFS received a monthly fee at an annual rate of .15% of average daily net assets up to $25 million; .125% of such assets from $25 million to $50 million; and .10% of such assets in excess of $50 million, subject to a monthly minimum of $1,000. Pursuant to a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and IFS, IFS received for its services a monthly fee at an annual rate of $17.00 per shareholder account, subject to a $1,000 monthly minimum. Pursuant to an Accounting Services Agreement between the Trust and IFS, IFS received a monthly fee of $2,000 from the Fund. Accordingly, during the year ended March 31, 2001, IFS was paid $20,531 by the Fund for these services.

4.   FEDERAL TAX INFORMATION (UNAUDITED)

     In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the year ended March 31, 2001. On November 30, 2000, the Fund declared and paid a short-term capital gain distribution of $1.18956 per share and a long-term capital gain distribution of $.09299 per share. As required by Federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The New York Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Equity Fund, a series of The New York Opportunity Funds (hereafter referred to as the "Fund") at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended March 31, 1999, and for the period from May 12, 1997 through March 31, 1998 were audited by other independent accountants whose report on these financial statements, dated April 23, 1999 was unqualified.


PricewaterhouseCoopers LLP

New York, New York
May 18, 2001